EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MacDermid, Incorporated (“the Corporation”) on Form 10-Q/A for the period ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, the Chairman and Chief Executive Officer and the Senior Vice President, Finance, of the Corporation, respectively, each hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange
                Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 16, 2006	/s/ Daniel H. Leever
Daniel H. Leever
Chairman and Chief Executive Officer

Date: June 16, 2006	/s/ Gregory M. Bolingbroke
Gregory M. Bolingbroke
Senior Vice President, Finance